   As filed with the Securities and Exchange Commission on October 13, 1995

                                                      Registration No. 033-63315

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          --------------------------


                              AMENDMENT NO. 1 TO

                                   FORM S-1
                            REGISTRATION STATEMENT
                                    Under
                          THE SECURITIES ACT OF 1933


                        CENTERIOR FUNDING CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


              Delaware                               9999                              510368903
  (State or Other Jurisdiction of        (Primary Standard Industrial               (I.R.S. Employer
   Incorporation or Organization)         Classification Code Number)            Identification Number)

                                                                      Nancy Descano, Secretary
                Suite 350, 1013 Centre Road                         Suite 350, 1013 Centre Road
                Wilmington, Delaware  19805                          Wilmington, Delaware 19805
                       (302) 998-0592                                      (302) 998-0592
          (Address of principal executive offices)            (Name and address of agent for service)

                            _______________________
                                    Copy to:

      CATHY M. KAPLAN, ESQ.            GORDON S. KAISER, JR., ESQ.           KEVIN P. MURPHY, ESQ.       KEVIN J. HOCHBERG, ESQ.
          Brown & Wood                   Squire, Sanders & Dempsey        Centerior Energy Corporation       Sidley & Austin
One World Trade Center, 57th Floor  4900 Society Center, 127 Public Square    6200 Oak Tree Boulevard     One First National Plaza
    New York, New York  10048           Cleveland, Ohio  44114-1304        Independence, Ohio  44131    Chicago, Illinois  60603
         (212) 839-5531                       (216) 479-8500                     (216) 447-3100              (312) 853-2085



                        Approximate date of commencement of proposed
                sale to the public: As soon as practicable after this Registration Statement becomes effective.

                        If any of the securities being registered on
                this form are to be offered on a delayed or
                continuous basis pursuant to Rule 415 under the
                Securities Act of 1933, please check the following
                box.  [   ]





                            _______________________



         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

         The purpose of this Amendment No. 1 is to add dated signature page and powers of attorney that were inadvertently omitted from the original electronically filed Registration Statement on Form S-1.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lakewood, State of Ohio, on the 10th the day of October, 1995.


                                        CENTERIOR FUNDING CORPORATION
                                        (REGISTRANT)




                                        By           David M. Blank
                                           -----------------------------------
                                           Name: David M. Blank
                                           Title:     President



        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:


        Signature                         Title                             Date
        ---------                         -----                             ----
        David M. Blank                    President and Director            October 10, 1995
----------------------------------        (Principal Executive Officer)
        David M. Blank

        Barbara A. Frastaci               Treasurer                         October 10, 1995
----------------------------------        (Principal Financial Officer
        Barbara A. Frastaci               and Principal Accounting
                                          Officer)

        Terrence G. Linnert               Director                          October 10, 1995
----------------------------------
        Terrence G. Linnert

        Andrew L. Stidd                   Director                          October 10, 1995
----------------------------------
        Andrew L. Stidd

                                                                      EXHIBIT 24



                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David M. Blank, Barbara A. Frastaci, Terrence G. Linnert, Kevin P. Murphy, Janis T. Percio, Gordon S. Kaiser, Jr. and Dynda A. Thomas as his true and lawful attorney-in- fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on October 10, 1995, by the following persons in the capacities indicated.




                David M. Blank                                              Terrence G. Linnert
---------------------------------------------------        ------------------------------------------------------------
    Name:       David M. Blank                             Name:            Terrence G. Linnert
    Title:      President and Director                     Title:           Director
            (principal executive officer)


                Barbara A. Frastaci                                         Andrew L. Stidd
---------------------------------------------------        ------------------------------------------------------------
    Name:       Barbara A. Frastaci                        Name:            Andrew L. Stidd
    Title:      Treasurer                                  Title:           Director
           (principal financial officer
           and principal accounting officer)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 13th the day of October, 1995.

                                        CENTERIOR FUNDING CORPORATION
                                        (REGISTRANT)



                                        By   Dynda A. Thomas*
                                           ------------------------------------
                                           Name:   David M. Blank
                                           Title:      President


        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the date indicated:

        Signature                         Title                             Date
        ---------                         -----                             ----
Dynda A. Thomas*                          President and Director            October 13, 1995
----------------------------------        (Principal Executive Officer)
        David M. Blank

Dynda A. Thomas*                          Treasurer                         October 13, 1995
----------------------------------        (Principal Financial Officer
        Barbara A. Frastaci               and Principal Accounting
                                          Officer)

Dynda A. Thomas*                          Director                          October 13, 1995
----------------------------------
        Terrence G. Linnert

Dynda A. Thomas*                          Director                          October 13, 1995
----------------------------------
        Andrew L. Stidd




*  By   Dynda A. Thomas           , as Attorney-in-fact
        --------------------------
        Dynda A. Thomas